SUPPLEMENT DATED July 1, 2005
                                     TO THE
              INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                                    STARPOINT
                         PROSPECTUSES DATED MAY 1, 2005

Replace the last paragraph of "Guaranteed Minimum Annuitization Benefit Rider" on page 36 of the Prospectus with the following language:

"The Account value is reduced proportionally for any withdrawals. This Rider is only available if the Portfolio Optimization Program is chosen or wholly allocated in the Timothy Plan(R) Conservative Growth Fund. Any transfer of Account Value to any Investment Account or model not listed on the Policy Data Page as approved for use with this benefit will terminate the rider. If you terminate the Portfolio Optimization Program, or if you transfer amounts from the Timothy portfolio, the Rider will be terminated automatically."

Replace the second paragraph of "Guaranteed Return of Premium Rider" on page 36 of the Prospectus with the following language:

"This Rider is only available if the Portfolio Optimization Program is chosen or wholly allocated in the Timothy Plan(R) Conservative Growth Fund. Any transfer of Account Value to any model not listed on the Policy Data Page as approved for use with this benefit will terminate the rider. If you terminate the Portfolio Optimization Program, or if you transfer amounts from the Timothy portfolio, the Rider will be terminated automatically."

                   This supplement should be retained with the
                        Prospectus for future reference.